		Monthly Volume Summary: January 2015 (unaudited & subject to change) (dollars in millions)

January 2015 Highlights:

• The total mortgage portfolio decreased at an annualized rate of 0.8% in January.

• Single-family refinance-loan purchase and guarantee volume was $12.4 billion in January representing 57% of total single-family mortgage portfolio purchases or issuances. Relief refinance mortgages comprised approximately 14% of our total single-family refinance volume during January.

• Total number of loan modifications for January was 4,793.

• The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased by approximately $1.0 billion in January.

• Freddie Mac mortgage-related securities and other guarantee commitments increased at an annualized rate of 1.2% in January.

• Our single-family serious delinquency rate decreased from 1.88% in December to 1.86% in January. Our multifamily delinquency rate decreased from 0.04% in December to 0.03% in January.

• The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $122 million in January. Duration gap averaged 0 months.

• On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac.

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]
	Purchases or Issuances [3]	Sales [4]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate

Jan 2014	$20,298	($476)	($22,876)	($3,054)	$1,911,607	(1.9%)	14.3%
Feb	17,009	(1,390)	(19,069)	(3,450)	1,908,157	(2.2%)	12.0%
Mar	15,112	(1,630)	(18,132)	(4,650)	1,903,507	(2.9%)	11.4%
Apr	19,884	(4,149)	(20,465)	(4,730)	1,898,777	(3.0%)	12.9%
May	19,569	(1,322)	(21,549)	(3,302)	1,895,475	(2.1%)	13.6%
Jun	24,604	(1,631)	(23,129)	(156)	1,895,319	(0.1%)	14.6%
Jul	25,375	(1,132)	(24,065)	178	1,895,497	0.1%	15.2%
Aug	29,722	(2,955)	(27,447)	(680)	1,894,817	(0.4%)	17.4%
Sep	29,691	(2,284)	(23,881)	3,526	1,898,343	2.2%	15.1%
Oct	28,761	(1,324)	(23,433)	4,004	1,902,347	2.5%	14.8%
Nov	29,455	(5,346)	(23,495)	614	1,902,961	0.4%	14.8%
Dec	31,917	(564)	(24,208)	7,145	1,910,106	4.5%	15.3%

Full-Year 2014	291,397	(24,203)	(271,749)	(4,555)	1,910,106	(0.2%)	14.2%

Jan 2015	25,310	(1,481)	(25,141)	(1,312)	1,908,794	(0.8%)	15.8%

YTD 2015	$25,310	($1,481)	($25,141)	($1,312)	$1,908,794	(0.8%)	15.8%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]
	Purchases [5]	Sales [6]	Liquidations	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	Mortgage Purchase Agreements [7]	Mortgage Sale Agreements [8]	Net Purchase (Sale) Agreements [9]		PCs, REMICs and Other Structured Securities	Non-Freddie Mac Mortgage-Related Securities		Mortgage Loans	Ending Balance
												Agency	Non-Agency

Jan 2014	$6,931	($7,294)	($6,717)	$453,944	(18.4%)	17.5%	$14,971	($21,210)	($6,239)	Jan 2014	$165,294	$16,298	$93,458	$178,894	$453,944
Feb	6,627	(13,006)	(5,409)	442,156	(31.2%)	14.3%	13,325	(18,004)	(4,679)	Feb	158,875	15,727	91,744	175,810	442,156
Mar	11,399	(13,850)	(5,307)	434,398	(21.1%)	14.4%	16,111	(17,023)	(912)	Mar	155,884	15,568	89,441	173,505	434,398
Apr	12,846	(13,130)	(5,580)	428,534	(16.2%)	15.4%	18,694	(18,976)	(282)	Apr	156,958	15,636	84,380	171,560	428,534
May	12,528	(12,655)	(5,964)	422,443	(17.1%)	16.7%	24,123	(21,099)	3,024	May	155,375	15,544	82,449	169,075	422,443
Jun	16,516	(12,929)	(6,150)	419,880	(7.3%)	17.5%	22,119	(21,025)	1,094	Jun	155,162	15,580	80,053	169,085	419,880
Jul	13,150	(9,562)	(5,950)	417,518	(6.8%)	17.0%	26,886	(22,048)	4,838	Jul	155,484	15,538	77,992	168,504	417,518
Aug	18,723	(12,792)	(5,708)	417,741	0.6%	16.4%	33,932	(30,793)	3,139	Aug	161,929	15,364	74,808	165,640	417,741
Sep	17,216	(15,459)	(5,888)	413,610	(11.9%)	16.9%	31,965	(33,533)	(1,568)	Sep	161,698	15,691	71,799	164,422	413,610
Oct	14,649	(15,337)	(6,138)	406,784	(19.8%)	17.8%	28,027	(24,482)	3,545	Oct	157,703	15,623	69,663	163,795	406,784
Nov	17,931	(17,316)	(5,358)	402,041	(14.0%)	15.8%	23,708	(22,668)	1,040	Nov	157,744	15,895	67,122	161,280	402,041
Dec	22,532	(10,028)	(6,131)	408,414	19.0%	18.3%	27,540	(21,018)	6,522	Dec	161,541	16,353	66,048	164,472	408,414

Full-Year 2014	171,048	(153,358)	(70,300)	408,414	(11.4%)	15.2%	281,401	(271,879)	9,522	Full-Year 2014	161,541	16,353	66,048	164,472	408,414

Jan 2015	14,210	(9,722)	(5,501)	407,401	(3.0%)	16.2%	41,150	(38,220)	2,930	Jan 2015	163,447	15,964	63,915	164,075	407,401

YTD 2015	$14,210	($9,722)	($5,501)	$407,401	(3.0%)	16.2%	$41,150	($38,220)	$2,930	YTD 2015	$163,447	$15,964	$63,915	$164,075	$407,401

Please see Endnotes on page 3.

TABLE 4 - FREDDIE MAC MORTGAGE-RELATED SECURITIES AND OTHER GUARANTEE COMMITMENTS [1,10]								TABLE 5 - OTHER DEBT ACTIVITIES [13]
									Original Maturity ≤ 1 Year	Original Maturity > 1 Year
	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate			Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Jan 2014	$21,114	($19,828)	$1,286	$1,622,957	1.0%	14.7%		Jan 2014	$130,577	$10,737	($21,659)	($1,001)	($7)	$357,648	$488,225
Feb	18,858	(16,939)	1,919	1,624,876	1.4%	12.5%		Feb	114,369	6,168	(19,581)	-	-	344,235	458,604
Mar	15,979	(15,862)	117	1,624,993	0.1%	11.7%		Mar	115,181	6,043	(7,125)	-	-	343,153	458,334
Apr	20,207	(17,999)	2,208	1,627,201	1.6%	13.3%		Apr	108,134	3,963	(13,743)	(48)	-	333,325	441,459
May	19,867	(18,661)	1,206	1,628,407	0.9%	13.8%		May	108,461	5,890	(3,068)	(4)	-	336,143	444,604
Jun	22,160	(19,966)	2,194	1,630,601	1.6%	14.7%		Jun	110,326	6,493	(2,555)	(1,175)	-	338,906	449,232
Jul	24,017	(21,155)	2,862	1,633,463	2.1%	15.6%		Jul	118,042	7,590	(15,383)	(218)	-	330,895	448,937
Aug	30,242	(24,700)	5,542	1,639,005	4.1%	18.1%		Aug	121,358	9,165	(13,365)	(1,000)	-	325,695	447,053
Sep	28,405	(20,979)	7,426	1,646,431	5.4%	15.4%		Sep	111,857	5,975	(3,439)	(554)	-	327,677	439,534
Oct	27,013	(20,178)	6,835	1,653,266	5.0%	14.7%		Oct	115,492	5,423	(8,980)	-	-	324,120	439,612
Nov	26,402	(21,004)	5,398	1,658,664	3.9%	15.2%		Nov	117,765	12,548	(14,944)	(4)	-	321,720	439,485
Dec	25,269	(20,700)	4,569	1,663,233	3.3%	15.0%		Dec	134,670	12,645	(15,004)	(2)	-	319,359	454,029

Full-Year 2014	279,533	(237,971)	41,562	1,663,233	2.6%	14.7%		Full-Year 2014	134,670	92,640	(138,846)	(4,006)	(7)	319,359	454,029

Jan 2015	24,235	(22,628)	1,607	1,664,840	1.2%	16.3%		Jan 2015	123,290	20,481	(8,600)	-	-	331,240	454,530

YTD 2015	$24,235	($22,628)	$1,607	$1,664,840	1.2%	16.3%		YTD 2015	$123,290	$20,481	($8,600)	$-	$-	$331,240	$454,530

TABLE 6 - DELINQUENCIES - TOTAL [14]						TABLE 7 - OTHER INVESTMENTS [1,17]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [18]
	Single-Family [15]				Multifamily				Portfolio Market Value- Level (PMVS-L) (50 bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25 bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)
		Credit Enhanced
	Non-Credit Enhanced	Primary Mortgage Insurance	Other [16]	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Jan 2014	2.05%	4.21%	3.73%	2.34%	0.05%	Jan 2014	$59,289	Jan 2014	$207	--	$17	--	(1)	--
Feb	2.04%	4.07%	2.73%	2.29%	0.05%	Feb	42,646	Feb	9	--	7	--	0	--
Mar	1.97%	3.89%	2.66%	2.20%	0.04%	Mar	44,116	Mar	28	84	11	12	0	0
Apr	1.94%	3.76%	2.15%	2.15%	0.05%	Apr	34,135	Apr	25	--	9	--	0	--
May	1.91%	3.62%	2.10%	2.10%	0.06%	May	42,073	May	38	--	7	--	0	--
Jun	1.88%	3.53%	2.05%	2.07%	0.02%	Jun	47,138	Jun	95	52	45	20	0	0
Jul	1.84%	3.42%	2.01%	2.02%	0.05%	Jul	48,710	Jul	26	--	16	--	0	--
Aug	1.82%	3.36%	1.68%	1.98%	0.04%	Aug	46,055	Aug	23	--	22	--	0	--
Sep	1.80%	3.28%	1.41%	1.96%	0.03%	Sep	42,924	Sep	55	35	17	18	0	0
Oct	1.77%	3.18%	1.22%	1.91%	0.03%	Oct	47,966	Oct	93	--	12	--	0	--
Nov	1.78%	3.17%	1.22%	1.91%	0.03%	Nov	51,686	Nov	127	--	4	--	0	--
Dec	1.74%	3.10%	1.21%	1.88%	0.04%	Dec	56,009	Dec	99	105	5	7	0	0

						Full-Year 2014	56,009	Full-Year 2014	69	--	14	--	0	--

Jan 2015	1.73%	3.03%	1.21%	1.86%	0.03%	Jan 2015	55,115	Jan 2015	122	--	24	--	0	--

						YTD 2015	$55,115	YTD 2015	$122	--	$24	--	0	--

Please see Endnotes on page 3.

ENDNOTES

1.
The activity and balances set forth in these tables represent UPB. For Freddie Mac mortgage-related securities, the balance reflects security balances based on the monthly PC factor report. Freddie Mac mortgage-related securities include PCs, REMICs and Other Structured Securities, and Other Guarantee Transactions. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, the information in this monthly volume summary is presented without giving effect to those changes.

2.
Total mortgage portfolio (Table 1) is defined as Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).

3.
Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through our guarantor swap program, issuances of other guarantee commitments, issuances of other structured securities and purchases of non-Freddie Mac mortgage-related securities.

4.	Includes sales of non-Freddie Mac mortgage-related securities and sales of mortgage loans.

5.
Includes cash purchases of single-family and multifamily mortgage loans, purchases of Freddie Mac and non-Freddie Mac mortgage-related securities from third parties, and additions for seriously delinquent, modified, and balloon/reset mortgage loans purchased out of PC pools. Purchases of Freddie Mac mortgage-related securities into the mortgage-related investments portfolio totaled $2,598 million (based on UPB) during January 2015.

6.
Includes sales of Freddie Mac mortgage-related securities (including sales to third parties from the securitization of previously purchased single-family and multifamily mortgage loans), sales of non-Freddie Mac mortgage-related securities and sales of mortgage loans.

7.
Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Our purchase commitments may settle during the same month in which we have entered into the related commitment.

8.
Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Our sales commitments may settle during the same month in which we have entered into the related commitment.

9.
As of January 31, 2015, we had net unsettled purchase (sale) agreements of approximately $2,768 million. The ending balance of our mortgage-related investments portfolio as of January 31, 2015 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after January 31, 2015 would have been $410 billion.

10.
Includes other guarantee commitments, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes any resecuritization activity involving Freddie Mac mortgage-related securities. Notional balances of interest-only strips are excluded because this table is based on UPB.

11.
Represents principal repayments relating to loans underlying Freddie Mac mortgage-related securities and other guarantee commitments. Also includes our purchases of seriously delinquent, modified and balloon/reset mortgage loans out of PC pools.

12.
The ending balance of Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) differs from the balance of Freddie Mac mortgage-related securities in our annual report on Form 10-K dated February 19, 2015 because Table 4 includes other guarantee commitments described in Endnote 10.

13.	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.

14.
Single-family serious delinquency rate information is based on the number of loans that are three monthly payments or more past due or in the process of foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in the process of foreclosure as of period end. Mortgage loans that have been modified are not counted as seriously delinquent as long as the borrower is less than three monthly payments past due under the modified terms for single-family, and less than two monthly payments past due for multifamily. Delinquency rates presented in Table 6 include mortgage loans underlying Other Guarantee Transactions, but exclude financial guarantees that are backed by either HFA bonds or Ginnie Mae Certificates. For HAMP or non-HAMP standard modifications, we include loans in the trial period as seriously delinquent in our statistical reporting, which results in a temporary rise in our serious delinquency rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported serious delinquency rate.

15.
On a monthly basis, Freddie Mac publishes pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company's website, www.FreddieMac.com/mbs. These monthly disclosures include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the monthly disclosures include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. Generally, we purchase these delinquent loans, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or are paid in full by the borrower before such date. As of January 31, 2015, there were approximately $0.9 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools.

16.
Consists of Freddie Mac single-family mortgage loans covered by financial arrangements (other than primary mortgage insurance) that are designed to reduce our credit risk exposure, including loans in reference pools of mortgages covered by Structured Agency Credit Risk (STACR) transactions as well as other forms of credit protection. STACR transactions transfer a portion of credit losses that could occur under adverse home price scenarios on certain groups of loans from Freddie Mac to private investors. The credit enhanced categories are not mutually exclusive as a single loan may be included in both the Primary Mortgage Insurance category and the Other category.

17.
Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities.

18.
Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.

The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (571) 382-4732 or writing to:
1551 Park Run Drive, MS D5F,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.